------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed July 23, 1996 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  August 30, 1996             PARKWAY PROPERTIES, INC.

                                   By   /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President, Chief
                                        Financial Officer,
                                        Treasurer and Secretary


                           FORM 8-K/A

                       PARKWAY PROPERTIES, INC.


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

                    All of the information needed to complete the audited combined statement of rental revenue and direct operating expenses of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the twelve months ended December 31, 1995 is not available at this time. The audited combined statement of rental revenue and direct operating expenses will be supplied within 60 days of the original Form 8-K filing.

               (b)  Pro Forma Consolidated Financial Statements

                      The   unaudited   Pro  Forma   Consolidated
          Financial Statements are attached hereto.


                    PARKWAY PROPERTIES, INC.
                                                               Page
                                                               ----
Pro Forma Consolidated Financial Statements (Unaudited)           3
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of June 30, 1996                                          4
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995                5
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Six Months Ended June 30, 1996                       6
Notes to Pro Forma Consolidated Financial Statements (Unaudited)  7


                    PARKWAY PROPERTIES, INC.
           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The following unaudited pro forma consolidated balance sheet as of June 30, 1996 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") as of December 31, 1995 and June 30, 1996 give effect to the July 9, 1996 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, as well as the August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings located in Atlanta, Georgia. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of the Cherokee Business Center, the 8381 and 8391 Courthouse Road Buildings and the Falls
Pointe and Roswell North Buildings as if the purchases had been consummated on June 30, 1996. The pro forma consolidated balance sheet also reflects the placement of non-recourse mortgage financings made subsequent to June 30, 1996 on certain of the office buildings acquired.

The pro forma consolidated statements of income set forth the effects of Parkway's purchase of the Cherokee Business Center, the 8381 and 8391 Courthouse Road Buildings and the
of the Falls Pointe and Roswell North Buildings as  well
as the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings as if these transactions had been consummated on January 1, 1995. The pro forma consolidated statements of income also set forth the effect of the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage debt on recently acquired properties as if the transactions occurred January 1, 1995.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchases, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.

           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         JUNE 30, 1996
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings...............$ 79,608   $ 25,050   $104,658
   Accumulated depreciation.......  (8,039)         -     (8,039)
                                  --------   --------   --------
                                    71,569     25,050     96,619
   Real estate held for sale
     Land.........................   7,828          -      7,828
     Operating properties.........   3,982          -      3,982
   Mortgage loans.................   6,176          -      6,176
   Real estate securities.........   1,796          -      1,796
   Real estate partnerships and
     corporate joint venture......     607          -        607
                                  --------   --------   --------
                                    91,958     25,050    117,008
 Interest and rents receivable and
   other assets...................   3,674          -      3,674
 Cash and cash equivalents........  24,765    (15,050)     9,715
                                  --------   --------   --------
                                  $120,397   $ 10,000   $130,397
                                  ========   ========   ========

 Liabilities
 Mortgage notes payable without
   recourse.......................$ 39,218   $ 10,000   $ 49,218
 Mortgage notes payable on wrap
   mortgages......................   4,539          -      4,539
 Accounts payable and other
   liabilities....................   4,425          -      4,425
                                  --------   --------   --------
                                    48,182     10,000     58,182
                                  --------   --------   --------
 Shareholders' Equity
 Common stock, $1.00 par value,
   10,000,000 shares authorized,
   4,168,962 shares issued........   4,169          -      4,169
 Additional paid-in capital.......  47,332          -     47,332
 Retained earnings................  20,087          -     20,087
                                  --------   --------   --------
                                    71,588          -     71,588
 Unrealized gain on securities....     627          -        627
                                  --------   --------   --------
                                    72,215          -     72,215
                                  --------   --------   --------
                                  $120,397   $ 10,000   $130,397
                                  ========   ========   ========


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway    Pro Forma  Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                             (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $12,191 (a)$21,132
Interest on mortgage loans.........  1,421       (896)(e)    525
Management company income..........  1,041          -      1,041
Equity in earnings
  Real estate companies............    135          -        135
  Real estate partnerships and
    corporate joint venture........    116          -        116
Interest on investments............    167          -        167
Dividend income....................    601          -        601
Deferred gains and other income....    345          -        345
Gain on real estate
  and mortgage loans...............  6,552          -      6,552
Gain on securities.................  4,314          -      4,314
                                   -------    -------    -------
                                    23,633     11,295     34,928
                                   -------    -------    -------
Expenses
Real estate owned
  Operating expense................  4,876      6,021 (a) 10,897
  Interest expense.................  2,230      2,240 (c)  4,470
  Depreciation and amortization....  1,331      1,371 (a)  2,702
  Minority interest................   (100)         -       (100)
Interest expense
  Notes payable to banks...........    156       (156)(e)      -
  Notes payable on wrap mortgages..    135          -        135
Management company expenses........    804          -        804
Other expenses.....................  2,299          -      2,299
                                   -------    -------    -------
                                    11,731      9,476     21,207
                                   -------    -------    -------
Income before taxes................ 11,902      1,819     13,721
Income tax provision...............     82          -(4)      82
                                   -------    -------    -------
Net income.........................$11,820    $ 1,819    $13,639
                                   =======    =======    =======
Net income per share...............$  4.24               $  3.47
                                   =======               =======
Weighted average shares
  outstanding......................  2,787                 3,927
                                   =======               =======


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE SIX MONTHS ENDED 6/30/96
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                            (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties......................$  8,084    $  3,122 (b)$11,206
Management company income.........     420           -        420
Interest on mortgage loans........   1,103        (438)(f)    665
Equity in earnings:
  Real estate partnerships and
    corporate joint venture.......      70           -         70
Loss    on    securities................      (128)             -
(128)
Interest on investments...........     183           -        183
Deferred gains and other income...      73           -         73
Dividend income...................     108           -        108
Gain on real estate and mortgage
  loans...........................   5,700           -      5,700
                                  --------    --------    -------
                                    15,613       2,684     18,297
                                  --------    --------    -------
Expenses
Real estate owned:
  Operating expense...............   3,949       1,470 (b)  5,419
  Interest expense................   1,331         608 (d)  1,939
  Depreciation and amortization...     944         384 (b)  1,328
  Minority interest...............       4           -          4
Interest expense:
  Notes payable to banks..........      94         (94)         -
  Notes payable on wrap mortgages.     230           -        230
Management company expenses.......     362           -        362
Other expenses....................   1,476           -      1,476
                                  --------    --------    -------
                                     8,390       2,368     10,758
                                  --------    --------    -------
Income before taxes...............$  7,223    $    316    $ 7,539
Income tax provision..............      23           - (4)     23
                                  --------    --------    -------
Net income........................$  7,200         316    $ 7,516
                                  ========    ========   ========
Net income per share..............$   2.31                $  1.81
                                  ========                =======
Weighted average shares
  outstanding                        3,111                  4,157
                                  ========                =======


                    PARKWAY PROPERTIES, INC.
      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On July 9, 1996, Parkway Virginia, Inc., a wholly-owned subsidiary of Parkway Properties,Inc. ("Parkway" or the "Company"), purchased the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings from Carfax Enterprises, an unrelated party, for $11,050,000. The buildings combined consist of approximately 150,000 net rentable square feet. On August 9, 1996, Parkway Atlanta, Inc., a wholly-owned subsidiary of Parkway, purchased the Falls Pointe and Roswell North Buildings for $14,000,000 from an unrelated party. These buildings combined consist of approximately 163,000 net rentable square feet.

2. The pro forma adjustments to the Consolidated Balance Sheet as of June 30, 1996 include the $11,050,000 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, as well as the $14,000,000 purchase of the Falls Pointe and Roswell North Buildings mentioned above and the placement of $10,000,000 in non-recourse mortgage financings on certain of the Company's office buildings subsequent to June 30, 1996.

3. The pro forma adjustments to the Consolidated Statements of Income for the twelve months ended December 31, 1995 and the six months ended June 30, 1996 include the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings as well as the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings. In addition, the adjustments include the August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings, the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage financing on certain recent property acquisitions. These pro forma adjustments are detailed below by property for the twelve months ended December 31, 1995 and six months ended June 30, 1996.

     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a) For the twelve months ended December 31, 1995:

                           Revenue              Expenses
                         -----------   ---------------------------
                         Income From         Real Estate Owned
                         Real Estate    Operating     Depreciation
                         Properties      Expense        Expense
                         -----------   ------------   ------------
     Mtel Centre'        $ 2,420,000   $ 1,442,000    $  177,000
     IBM Building            959,000       449,000       102,000
     Waterstone            1,183,000       499,000       181,000
     400 North Belt
       & Woodbranch        3,470,000     1,970,000       347,000
     Cherokee &
       Courthouse
       Road Bldgs.         1,848,000       824,000       249,000
     Falls Pointe &
       Roswell North       2,311,000       837,000       315,000
                         -----------   ------------   ------------
                         $12,191,000   $ 6,021,000    $1,371,000
                         ===========   ============   ============

     (b) For the six months ended June 30, 1996:

                           Revenue              Expenses
                         -----------   ---------------------------
                         Income From        Real Estate Owned
                         Real Estate    Operating     Depreciation
                         Properties      Expense        Expense
                         -----------   ------------   ------------
     400 North Belt
       &  Woodbranch     $ 1,036,000   $    551,000   $  102,000
     Cherokee &
       Courthouse
       Road Bldgs.           917,000        480,000      124,000
     Falls Pointe &
       Roswell North       1,169,000        439,000      158,000
                         -----------    -----------    ----------
                         $ 3,122,000    $ 1,470,000    $ 384,000
                         ===========    ===========    ==========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     Pro forma interest expense on real estate owned reflects the non-recourse  debt  placed on the buildings  at  the  actual amounts  and rates by property as if placed January 1,  1995 is as follows:

     Property /Placement              Twelve Months  Six Months
         Date/Rate           Debt      12/31/95 (c)  6/30/96 (d)
     ------------------  -----------  -------------  -----------

     Mtel Centre
       12/95 7.75%       $11,000,000   $   595,000   $        -

     IBM Building
       2/96 7.78%          4,800,000       370,000       41,000

     Waterstone
       6/96 8.00%          5,620,000       450,000      185,000

     400 North Belt &
       7/96 8.25%         10,000,000       825,000      382,000
                                        ----------   ----------
                                        $2,240,000   $  608,000
                                        ==========   ==========

     The  January  1, 1995 pro forma effect of the  sale  of  157 mortgage loans on May 31, 1996 is as follows:

                                     Twelve Months    Six Months
                                      12/31/95 (e)    6/30/96 (f)
                                     -------------    -----------
     Interest Income:
          Mortgage loans              $ (896,000)     $ (438,000)

     Interest Expense:
          Notes payable to banks      $ (156,000)     $  (94,000)

4. No additional income tax expenses were provided because of the Company's net operating loss carryover.

5. All per share information for the twelve months ended December 31, 1995 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14,1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1995.